                                                                    Exhibit 10.1


              COMPENSATION INFORMATION FOR NAMED EXECUTIVE OFFICERS


         The table below provides information regarding the base salary of each named executive officer* of GTx, Inc. effective as of July 1, 2005:

------------------------------------------------------------------------------------------------------------------
                                                                                                        Base
       Named Executive Officer*                                   Title                             Compensation
------------------------------------------------------------------------------------------------------------------
Mitchell S. Steiner, M.D., F.A.C.S.    Chief Executive Officer and Vice-Chairman of the Board of      $405,000
                                       Directors
------------------------------------------------------------------------------------------------------------------
Marc S. Hanover                        President and Chief Operating Officer                          $275,000
------------------------------------------------------------------------------------------------------------------
Henry P. Doggrell                      Vice President, General Counsel and Secretary                  $245,000
------------------------------------------------------------------------------------------------------------------
Mark E. Mosteller                      Vice President and Chief Financial Officer                     $227,000
------------------------------------------------------------------------------------------------------------------

* GTx, Inc.'s Chief Executive Officer and three most highly compensated executive officers other than the Chief Executive Officer who were serving as executive officers as of December 31, 2004.